EXHIBIT 32.1

Section 1350 Certification of the Chief Executive Officer

In connection with the Annual Report of Rofin-Sinar Technologies Inc. (the “Company”) on Form 10-K for the year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Günther Braun, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2010	/s/ Günther Braun

Günther Braun
Chief Executive Officer